Prospectus supplement dated June 1, 2017
to the following prospectus(es):
Waddell & Reed Accumulation VUL – NLAIC, Waddell & Reed Protection VUL – NLAIC, Waddell & Reed Accumulation VUL - New York, Waddell & Reed Protection VUL - New York, Waddell & Reed Advisors Survivorship Life, Waddell & Reed Advisors Select Life, Waddell & Reed Advisors Select Life II, Waddell & Reed Advisors Select Plus Annuity, Waddell & Reed Advisors Select Reserve Annuity, Waddell & Reed Advisors Select Income Annuity, Waddell & Reed Advisors Select Preferred, Waddell & Reed Advisors Select Preferred (2.0), Waddell & Reed Advisors Select Preferred NY (2.0), and Waddell & Reed Advisors Select Annuity
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective May 1, 2017, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Ivy VIP Global Natural Resources	IVY VIP Natural Resources
Ivy VIP Real Estate Securities	IVY Advantus Real Estate Securities
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